100 STKP1

                         SUPPLEMENT DATED JULY 23, 1998
                              TO THE PROSPECTUS OF

                         TEMPLETON AMERICAN TRUST, INC.
                                DATED MAY 1, 1998

On July 22, 1998, the Board of Directors of Templeton American Trust, Inc. (the "fund") unanimously voted, subject to shareholder approval, to liquidate and dissolve the fund. It is anticipated that, in the Fall of 1998, a proxy statement and proxy will be mailed to shareholders of the fund seeking their vote in connection with the liquidation and dissolution of the fund. Assuming that shareholders vote to liquidate the fund, the liquidation will be carried out in November of 1998.

As a result of the decision to pursue liquidation and dissolution of the fund, after the close of business on July 22, 1998, the fund is closed to new investors. If you were a shareholder of record as of the close of business on July 22, 1998, you may continue to add to your account subject to your applicable minimum additional investment amount or buy additional shares through the reinvestment of dividend or capital gain distributions.

If you are an existing shareholder and you make additional investments on or after July 23, 1998, the fund will waive its front-end sales charge and Contingent Deferred Sales Charge.

Also beginning on July 23, 1998, you may exchange your shares of the fund for shares of most Franklin Templeton Funds within the SAME CLASS without a front-end sales charge, no matter how long you have held your shares. Although you may also redeem your shares, please keep in mind that if you sell all the shares in your account, your account will be closed and you will not be allowed to buy additional shares of the fund or to reopen your account.

                Please keep this supplement for future reference.






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                         TEMPLETON AMERICAN TRUST, INC.
                              100 FOUNTAIN PARKWAY
                                 P.O. BOX 33030
                          ST. PETERSBURG, FL 33733-8030
                                 1-800/DIAL BEN(R)

                                  July 23, 1998

Dear Shareholder:

On July 22, 1998, the Board of Directors of Templeton American Trust, Inc. (the "fund") unanimously voted, subject to shareholder approval, to liquidate and dissolve the fund. It is anticipated that, in the Fall of 1998, a proxy statement and proxy will be mailed to you seeking your vote in connection with the liquidation and dissolution of the fund. Assuming that shareholders vote to liquidate the fund, the liquidation will be carried out in November of 1998.

As a result of the decision to pursue liquidation and dissolution of the fund, after the close of business on July 22, 1998, the fund is closed to new investors. If you were a shareholder of record as of the close of business on July 22, 1998, you may continue to add to your account subject to your applicable minimum additional investment amount or buy additional shares through the reinvestment of dividend or capital gain distributions.

If you are an existing shareholder and you make additional investments on or after July 23, 1998, the fund will waive its front-end sales charge and Contingent Deferred Sales Charge.

Also beginning on July 23, 1998, you may exchange your shares of the fund for shares of most Franklin Templeton Funds within the SAME CLASS without a front-end sales charge, no matter how long you have held your shares. Although you may also redeem your shares, please keep in mind that if you sell all the shares in your account, your account will be closed and you will not be allowed to buy additional shares of the fund or to reopen your account.

We thank you for your participation in Templeton American Trust, Inc. and we would like to continue serving your investment needs in the future. In this regard, the proxy materials we will be mailing to you will contain information on Mutual Beacon Fund of Franklin Mutual Series Fund Inc., which you may wish to consider. Before making any exchange, however, please read the prospectus carefully to learn more about the fund. Because your investment goals are unique, we cannot make an investment recommendation for you. An investment representative can help you find the right fund for your needs. If you would like to receive a free prospectus containing more information about any Franklin Templeton Fund, contact your investment representative or call 1-800/DIAL BEN(R).

This letter serves as a supplement to the Prospectus of the fund dated May 1, 1998. Please keep it for future reference.

                                        Sincerely,

                                        Barbara J. Green
                                        Secretary